Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2142

 The Dow Jones Select Dividend Index Strategy Portfolio 2021-3

Supplement to the Prospectus

Effective October 1, 2021, International Paper Company (ticker: IP) has separated into two publicly traded companies, International Paper Company and Sylvamo Corporation (ticker: SLVM). The Portfolio will receive one share of Sylvamo Corporation for every eleven shares of International Paper Company that it owned as of the September 15, 2021 record date. The Portfolio will continue to hold and buy shares of each of International Paper Company and Sylvamo Corporation.

Supplement Dated: October 1, 2021